UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

111 Pleasant Ridge Road

Harrison, NY 10528

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

111 Please Ridge Road

Harrison, NY 10528

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

    The first half of our 17th fiscal year ended on August 31, 2015, and this year has been marked by a return of volatility that has taken the market lower (and that trend continued in September and October). It's been more than six years since the market bottomed in 2009, but we continue to invest conservatively by owning the highest-quality companies available.

    Results for the six months ended August 31 included the following highlights:

    The vast majority of our holdings continued to extend their histories of annual dividend increases and none has reduced its dividend. This has lead to an increase in net investment income (dividends and interest, less expenses) from a year earlier ($497,743, compared with $416,226 a year earlier). The 19.58% increase was the result of a combination of company dividend rate increases and our continued effort to reinvest dividends into the companies that paid them.

...Gross dividends received totaled $714,605 during the six-month period, up from $623,355 last year. We believe that we should record our seventh straight fiscal year (ending February 29, 2016) with more than $1 million in dividends received.

...Our expense ratio remained relatively stable at 0.80% (compared with 0.79% for the fiscal year ended February 28, 2015 and 0.79% for the six months ended August 31, 2014). The divisor for this ratio is average net assets, which ranged between $49.2 million and $54.9 million during this period.

    In early 2014, the Moneypaper editors named the most recent replacements – Chevron and Qualcomm - to our underlying Index, replacing companies that had been acquired. Typically, we build up our new positions on a gradual basis, when market conditions appear favorable. We continue to limit our top holdings to less than 2.25% of total assets and are systematically adding to companies that represent 1% or less of total assets. We think this approach should lead to both decreased risk and lower volatility, while allowing us to build our dividend base.

    As always, we thank you for your confidence in this conservative approach to building wealth and once again congratulate you for your restraint during market sell-offs. We urge you to join us in funding your account(s), either through dollar-cost averaging or periodic purchasing, as we seek to take advantage of the ongoing potential opportunities afforded by the stock market.

Signed, Vita Nelson and David Fish, co-managers

October 22, 2015

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging  does not assure a profit and do not protect against loss in declining markets.

THE MP63 FUND, INC.

Portfolio Illustration

August 31, 2015 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Industrials
25.89%
Technology
5.47%
Utilities
10.15%
Cash Equivalents
2.14%
Basic Materials
5.84%
Communication Services
3.98%
Consumer Cyclical
11.95%
Consumer Defensive
15.37%
Energy
2.65%
Financial Services
8.85%
Healthcare
7.71%

Sectors are categorized using Morningstar® classifications.

The MP63 Fund, Inc.

		Schedule of Investments
	August 31, 2015 (Unaudited)

Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 97.64%

Aerospace/Aircrafts/Defense - 5.22%
6,200	Boeing Co.	$ 810,216
9,700	Raytheon Co.	994,832
9,000	United Technologies Corp.	824,490
		2,629,538
Auto Parts - Retail/Wholesale - 1.71%
10,300	Genuine Parts Co.	859,947

Banks - 4.71%
28,500	Bank of America Corp.	465,690
26,900	BB&T Corp.	993,148
21,600	US Bancorp	914,760
		2,373,598
Beverages - 2.71%
20,300	Coca-Cola Co.	798,196
6,100	PepsiCo, Inc.	566,873
		1,365,069
Cable & Other Pay Television Services - 1.23%
11,000	Comcast Corp., Class A	619,630

Chemicals - Diversified - 1.93%
22,200	RPM International, Inc.	973,470

Chemicals - Specialty - 1.62%
7,700	Praxair, Inc.	814,275

Commercial Services - 1.86%
8,600	Ecolab, Inc.	938,604

Communication Equipment - 0.48%
4,300	Qualcomm, Inc.	243,294

Containers - Paper/Plastic - 1.57%
18,700	Bemis Co., Inc.	793,254

Cosmetics & Personal Care - 1.52%
12,200	Colgate-Palmolive Co.	766,282

Diversified Operations - 4.40%
6,400	3M Co.	909,696
33,700	Corning, Inc.	579,977
29,300	General Electric Co.	727,226
		2,216,899
Electronic Equipment - 1.39%
14,700	Emerson Electric Co.	701,484

Electronic - Semiconductors - 1.81%
32,000	Intel Corp.	913,280

Finance - Investment Management - 1.32%
16,400	Franklin Resources, Inc.	665,512

Financial Services - 1.93%
21,800	Paychex, Inc.	973,588

Food - Misc. Preparation - 6.25%
15,600	Archer Daniels-Midland Co.	701,844
21,900	ConAgra Foods, Inc.	912,792
8,300	General Mills, Inc.	471,108
17,400	Hormel Foods Corp.	1,063,140
		3,148,884
General Household Products - 1.81%
9,000	Stanley Black & Decker, Inc.	913,680

Insurance - Life/Property/Casual - 2.80%
9,500	AFLAC, Inc.	556,700
8,600	Travelers Companies, Inc.	856,130
		1,412,830
Leisure Products - 1.91%
7,400	Polaris Industries, Inc.	961,038

Machinery - Const./Mining/Farming - 2.69%
7,900	Caterpillar, Inc.	603,876
9,200	Deere & Co.	752,376
		1,356,252
Machinery - Electrical Equipment - 4.76%
11,300	Dover Corp.	700,035
20,300	Johnson Controls, Inc.	835,142
15,100	Tennant Co.	865,532
		2,400,709
Manufacturing - 1.83%
10,900	Illinois Tool Works, Inc.	921,377

Medical/Dental - Supplies - 2.02%
7,200	Becton Dickinson & Co.	1,015,344

Medical Instruments/Products - 1.39%
9,700	Medtronic, Inc.	701,213

Medical Drugs - 3.25%
14,200	Abbott Laboratories	643,118
10,600	Johnson & Johnson	996,188
		1,639,306
Oil & Gas - International - 1.39%
9,300	Exxon Mobil Corp.	699,732

Paper & Paper Products - 1.67%
7,900	Kimberly Clark Corp.	841,587

Petroleum Refining - 0.42%
2,600	Chevron Corp.	210,574

Refuse Systems - 1.11%
11,200	Waste Management, Inc.	560,672

Retail - Food & Restaurant - 1.09%
6,900	Yum! Brands, Inc.	550,413

Retail - Variety Stores - 1.95%
7,000	Costco Wholesale Corp.	980,350

Retail/Wholesale - Building Products - 2.06%
8,900	Home Depot, Inc.	1,036,494

Services - Prepackaged Software - 2.01%
23,300	Microsoft Corp.	1,014,016

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.25%
8,900	Proctor & Gamble Co.	628,963

Telecommunications Services - 2.74%
22,600	AT&T, Inc.	750,320
23,300	CenturyLink, Inc.	630,032
		1,380,352
Textile - Apparel/Mill Products - 1.93%
13,400	VF Corp.	970,562

Transportation - Equipment/Leasing - 1.87%
11,500	Ryder Systems, Inc.	942,655

Transportation - Railroads - 1.62%
9,500	Union Pacific Corp.	814,530

Utility - Electric - 6.52%
11,200	Duke Energy Corp.	794,192
16,200	Edison International	947,376
29,700	MDU Resources Group, Inc.	531,927
10,300	NextEra Energy, Inc.	1,013,623
		3,287,118
Utility - Gas Distribution - 2.96%
11,700	National Fuel Gas Co.	631,332
16,300	SCANA Corp.	862,107
		1,493,439
Utility - Water - 1.90%
37,725	Aqua America, Inc.	956,706

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.03%
15,300	Owens & Minor, Inc.	520,047

TOTAL FOR COMMON STOCK (Cost $30,723,854) - 97.64%		49,206,567

CASH & EQUIVALENTS - 2.13%
1,075,219	Fidelity Money Market Portfolio Select Class (Cost $1,075,219) 0.06%**	1,075,219

	TOTAL INVESTMENTS - 99.77% (Cost $31,799,073) (Note 4)	50,281,786

	OTHER ASSETS LESS LIABILITIES - 0.27%	115,082

	NET ASSETS - 100.00%	$ 50,396,868

** Variable rate security; the money market rate shown represents the yield at August 31, 2015.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2015 (Unaudited)

Assets
Investments at Market Value (Cost $31,799,073)	$ 50,281,786
Cash	2,144
Receivables
Dividends and Interest	135,325
Shareholder Subscriptions	3,060
Prepaid Expenses	20,723
Total Assets	50,443,038
Liabilities
Shareholder Redemption	1,700
Other Accrued Expenses	22,432
Accrued Administrative Fees (Note 3)	4,699
Accrued Management Fees (Note 3)	17,339
Total Liabilities	46,170

Net Assets	$ 50,396,868

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,943,015 shares issued and outstanding	$ 2,943
Additional Paid in Capital	29,211,482
Accumulated Undistributed Net Investment Income	509,994
Realized Gain on Investments - Net	2,189,736
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	18,482,713
Net Assets	$ 50,396,868

Net Asset Value and Offering Price ($50,396,868/2,943,015)	$ 17.12

Redemption Price Per Share ($17.12 x .99)*	$ 16.95

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the six months ended August 31, 2015 (Unaudited)

Investment Income:
Dividend Income	$ 714,605
Interest Income	215
Total Investment Income	714,820
Expenses:
Investment advisor fees (Note 3)	95,461
Administration fees (Note 3)	27,147
Fund servicing expense (Note 3)	20,770
Registration fees	15,996
Insurance expense	6,292
Printing and postage expense	4,515
Compliance fees (Note 3)	9,049
Miscellaneous expense	1,329
Custody fees	4,076
Legal fees	17,917
Director fees (Note 3)	3,095
Audit fees	11,430
Total Expenses	217,077

Net Investment Income	497,743

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	930,346
Change in Unrealized Depreciation on Investments	(6,259,787)
Net Realized and Unrealized Loss on Investments	(5,329,441)

Net Decrease in Net Assets from Operations	$ (4,831,698)

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	August 31, 2015	February 28, 2015
From Operations:
Net Investment Income	$ 497,743	$ 852,587
Net Realized Gain on Investments	930,346	1,729,847
Net Unrealized Appreciation (Depreciation)	(6,259,787)	4,248,178
Increase (Decrease) in Net Assets from Operations	(4,831,698)	6,830,612

From Distributions to Shareholders:
Net Investment Income	-	(832,105)
Net Realized Gain from Security Transactions	-	(1,242,484)
Change in Net Assets from Distributions	-	(2,074,589)

From Capital Share Transactions
Proceeds From Sale of Shares	940,465	1,766,372
Shares Issued on Reinvestment of Dividends	-	2,060,705
Cost of Shares Redeemed
(net of redemption fees $268 and $118, respectively)	(1,844,579)	(2,910,428)
Net Increase (Decrease) from Shareholder Activity	(904,114)	916,649

Net Increase (Decrease) in Net Assets	(5,735,812)	5,672,672

Net Assets at Beginning of Period	56,132,680	50,460,008
Net Assets at End of Period (Including Undistributed Net
Investment Income of $509,994 and $12,251, respectively)	$ 50,396,868	$ 56,132,680

Share Transactions:
Issued	51,388	97,752
Reinvested	-	109,205
Redeemed	(100,508)	(160,343)
Net Increase (Decrease) in shares	(49,120)	46,614
Shares outstanding beginning of period	2,992,135	2,945,521
Shares outstanding end of period	2,943,015	2,992,135

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	For the Six		For the		For the		For the		For the		For the
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2015		February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012		February 28, 2011
Net Asset Value -
Beginning of Period	$ 18.76		$ 17.13		$ 14.12		$ 12.61		$ 12.43		$ 10.74

Net Investment Income	0.17		0.29		0.26		0.28		0.23		0.20
Net Gains (Losses) on Securities (realized and unrealized)	(1.81)		2.06		3.19		1.55		0.19		1.69
Total from Investment Operations	(1.64)		2.35		3.45		1.83		0.42		1.89

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	0.00		(0.29)		(0.27)		(0.32)		(0.24)		(0.20)
Distributions (From Capital Gains)	0.00		(0.43)		(0.17)		0.00		0.00		0.00
Total Distributions	0.00		(0.72)		(0.44)		(0.32)		(0.24)		(0.20)

Net Asset Value -
End of Period	$ 17.12		$ 18.76		$ 17.13		$ 14.12		$ 12.61		$ 12.43

Total Return (a)	(8.74)%		13.67%		24.46%		14.72%		3.47%		17.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	50,397		56,133		50,460		42,707		39,576		41,338
Ratio of Expenses to Average Net Assets	0.80%	**	0.79%		0.77%		0.91%		0.88%		0.89%
Ratio of Net Income to Average Net Assets	1.83%	**	1.60%		1.66%		2.11%		1.93%		1.78%
Portfolio Turnover Rate	1.91%		6.15%		4.25%		4.22%		8.60%		6.39%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
* Amount is less than $0.005
** Annualized

The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2015 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2015:

(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$49,206,567	$ -	$ -	$49,206,567
Short-Term Investments	1,075,219	-	-	1,075,219
Total	$50,281,786	$ -	$ -	$50,281,786

The Fund did not hold any level 3 assets during the six months ended August 31, 2015.  There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund’s policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  There are no unrecognized tax benefits in the accompanying financial statements in connection with tax positions taken by the Fund.  The Fund’s tax returns are subject to examination by the Internal Revenue Service for a period of three years.  There are currently no open tax years prior to February 28, 2012 and the Fund had no income tax related penalties or interest in these financial statements.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

G.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

H.

Derivatives - The Fund  follows accounting standards that requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  See Note 6 for additional disclosures on derivative investments at August 31, 2015.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the six months ended August 31, 2015 the Advisor earned fees of $95,461.  At August 31, 2015 the Fund owed the Advisor $17,339 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. Mutual Shareholder Services charges an annual fee of approximately $42,000 for services rendered based on the Fund’s current asset size.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $27,147 during the six months ended August 31, 2015.  At August 31, 2015, the Fund owed $4,699 for administrative services.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000.  For the six months ended August 31, 2015 the Fund incurred $3,095 in director fees.

The Chief Compliance Officer and the Assistant Chief Compliance Officer receive $1,000 and $500 per month, respectively.  For the six months ended August 31, 2015 the Chief Compliance Officer expenses incurred to the Fund amounted to $9,049.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2015, purchases and sales of securities, excluding short-term investments, aggregated $1,006,168 and $1,429,818, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $19,505,821 Unrealized depreciation ($1,023,108), Net unrealized appreciation $18,482,713.

For Federal income tax purposes, the cost of investments owned at August 31, 2015 was $31,799,073.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2015, the components of net assets on a tax basis were as follows: Ordinary income $12,251, Long term gains $1,259,390 Unrealized appreciation $25,046,366 Unrealized depreciation (303,866).

The tax character of distributions paid during the fiscal year ended February 28, 2015 was as follows:

Distributions paid from: Ordinary income $832,105, Short term capital gains $10,479, Long term capital gains $1,232,005.

The tax character of distributions paid during the fiscal year ended February 28, 2014 was as follows:

Distributions paid from: Ordinary income $770,563, Long term capital gains $501,117.

No distributions were paid as of the six months ended August 31, 2015.

NOTE 6.  OPTIONS TRANSACTIONS

There were no transactions in written call options during the six months ended August 31, 2015.

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 31, 2015 through August 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$912.58	$3.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.17	$4.08

* Expenses are equal to the Fund's annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 82 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 84 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None

Interested Directors:

Vita Nelson 1,2 Age: 77 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 86 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
David Fish Age: 66 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2015

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Investment Advisory Agreement

The Board of Directors of The MP63 Fund, including the Independent Directors voting separately, reviewed and approved the continuance of the Fund’s Investment Advisory Agreement (“Advisory Agreement”) with Moneypaper Advisor, Inc. (the “Advisor”) at an in-person meeting held on July 30, 2015.  All of the Directors, including all of the Independent Directors, were present in person for Board’s consideration and approval of these matters.

At the meeting, Counsel advised the Directors and the Independent Directors of their statutory and fiduciary obligations in determining whether to approve the continuance of the Advisory Agreement.  In connection with their consideration of these matters, the Independent Directors requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders, and the Advisor provided both written and oral information responsive to the Board’s request. In particular, the Directors requested and reviewed information provided by  the Advisor related to the following: (i) the nature, extent and quality of the services provided by the Advisor, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

With respect to the nature, extent and quality of the services provided by the Advisor, the Directors reviewed the background, qualifications, education and experience of the Advisor’s investment, operational and compliance personnel. The Directors considered the roles of each person as well as their relevant experience in the financial services industry, noting in particular that Vita Nelson and David Fish had managed the Fund's assets since its inception in 1999. The Directors also discussed and considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund.  The Directors also considered the quality of administrative and other services provided to the Fund, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs.

With respect to performance, the Directors reviewed the Fund’s performance over various periods and compared such performance to the returns of relevant securities indices and averages of comparably managed mutual funds. The Directors found that while the Fund’s performance historically has been in line with the large cap equity markets, its short term performance in the last year has lagged the Fund’s benchmark, which has contributed to a decline in its rankings by Morningstar and Lipper. In particular, the Directors noted that as May 31, 2015,  the Fund had significantly underperformed  its benchmark, the S&P 500, for year-to-date and one year performance, had slightly laggedthe benchmark for five year and ten  year performance, and had bettered the  benchmark for its since-inception performance (March 2, 1999).  They further considered that the Fund, as of May 31, 2015, had outperformed the Morningstar Large Cap Blend Index (the Fund’s Morningstar benchmark category) for 3 year, five year, and ten year periods, while, underperforming for year-to-date and 1 year periods.  The Directors similarly considered that the Fund had lagged its Lipper category (Multi-Cap Core) for year-to-date, 1 year. 3 year and 5 year periods, with the most significant underperformance in the short-term (year to date and one year) periods.  Finally, the Board considered that Morningstar currently ranks the Fund as a three-star fund overall (with 5 being the highest rating and 1 the lowest), and that Lipper ranks the Fund overall as a 2 for Total Return and Consistent Return (with 5 the highest ranking), as a 5 for Capital Preservation and Low Expense,and as 3 for Tax–efficiency. The Directors finally considered that many-actively managed U.S. equity funds have recently trailed their benchmark indices in shorter term performance, and that the Fund is not unique in that regard.Based on the totality of this information, the Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets on a long term basis in different market environments. The Board concluded that, despite recent challenges, the Fund had performed well on a long-term basis under the Advisor's management.

With respect to the fees and expenses paid by the Fund, the Board noted that the Advisory fee rate of 0.35%, which had not changed since the Fund’s inception, had resulted in the Advisor receiving $182,983in advisory fees for the fiscal year ended February 28, 2015, up from $161,469 in 2014.   The Advisor also provided information to the Directors comparing the Fund’s 2015 year-to-date expense ratio of 0.79% (up slightly from  0.77% in 2014) tothe average expense ratio and median expense ratio for all funds in Morningstar's Large Cap Blend Category, which were 1.10% and .93% respectively.  The Directors also considered that in the years since 2011, the Fund’s expense ratio has been in the range of 11 to 21 basis points lower than the Morningstar’s Large Cap Blend Category average, and in the range of 6 to 18 basis points lower than the Morningstar's Large Cap Blend Category median.  The Directors also considered favorable advisory fee and expense ratio comparisons between the Fund and four similarly sized funds administered by Mutual Shareholder Services, and statements by a representative of Mutual Shareholder Services, which services many mutual funds, that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to other U.S. equity mutual funds.  Finally, the Directors considered the Fund’s strong Lipper rating for Low expense. After discussion, the Board concluded, based on the information provided to it at this meeting as well as on the investing experience of the individual members of the Board, that the Advisor’s fee and the Fund's total expense ratio were low compared with similar funds and therefore acceptable to the Board.

The Directors considered that while the Advisor receives no other fees related to its management of the Fund, the Advisor's parent, Moneypaper Publications, LLC, receives a monthly fee of $3,500 for performing certain administrative services for the Fund. Those services include (i) negotiating with and supervising the Fund's other service providers, (ii) preparing shareholder communications, including designing and preparing shareholder documents, (iii) production-related services, and (iv) maintaining the Fund’s website. In connection with this contract, the directors considered that such administrative fees, which by contract are not to exceed $7,500 per month, were $3,500 per month  -- or $42,000 for the last fiscal year--and have been at that level consistently since November 2007. The Board further considered that these fees, which the Advisor classified as a fallout benefit from the Advisor’s relationship with the Fund, were included in the Fund's total expense ratio, which they determined was lower than average and median expense ratios in the Funds’ Morningstar Large Cap Blend category.

With respect to the Advisor’s profitability resulting from its relationship with the Fund, the Directors considered and discussed with the Advisor profit and loss statements that the Advisor had provided for the period from February 1, 2014 to February 1, 2015, noting that the Advisorreceived only a small net income/profit on revenues of $182,982during that time.  The Directors noted that since the Advisor managed only the Fund and no other accounts, the profit and loss statements fully encompass the Advisor’s profitability resulting from its relationship with the Fund.  In order to assess the overall financial condition of the Advisor, the Directors in addition reviewed and discussed with the Advisor the Advisor’s balance sheet as of June 30, 2015,and also discussed the financial condition of the Advisor’s parent company and other companies under common control.   Finally, the Director’s considered the terms and conditions of the errors and omissions policy and how that policy would affect the Advisor’s ability to meet unexpected financial contingencies.   Based on all the information presented, the Independent Directors concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

With respect to economies of scale, the Directors noted that the Advisory Agreement does not contain breakpoints that would reduce the advisory fee rate on assets above specified levels. The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets. However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at that time.

Finally, the Directors reviewed the Fund’s brokerage practices and discussed the Advisor’s “soft dollar” practices. The Directors noted with approval that the Advisor did not currently engage in any soft dollar relationships. They also discussed and reviewed the average commission rates paid by the Fund, and concluded that they are reasonable.

Prior to voting, the Independent Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

After having received the Advisor’s proposal for continuance of the Investment Advisory Agreement and reviewing the information provided to them, the Independent Directors concluded that: (i) based on both short-term and long-term performance of the Fund and the other services provided under the Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, the Advisor has provided quality services to the Fund as compared to similarly situated funds; (ii) the Fund’s advisory fee is lower than the average of comparably managed funds, and the Advisor is providing adequate portfolio management services to the Fund; and (iii) shareholders are being provided a quality investment management servicesat a total expense ratio that compares favorably to other comparably managed funds. The Independent Directors decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Directors did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Advisory Agreement. The Independent Directors also considered the “fallout benefits” to the Advisor, including the administrative services fee that the Fund pays to the Advisor’s parent company, but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Investment Advisory Agreement. Rather, the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the continuation of the current advisory agreement between the Fund and the Advisor is in the best interests of the Fund and its shareholders. Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved continuation of the advisory agreement.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(Principal Executive Officer)

Date November 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(Principal Executive Officer)

Date November 4, 2015

By /s/David Fish

*David Fish

Treasurer

(Principal Financial Officer)

Date November 4, 2015